UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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DayStar Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Kelowna, BC
                       , 2013

2280 Leckie Rd., Suite B
Kelowna, British Columbia V1X 6G6
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON April 22, 2013

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of Daystar Technologies, Inc. (“DayStar” or the “Company”) which will be held at 10:00 a.m. local time on April 22, 2013 at the offices of Daystar Technologies, Inc., 2280 Leckie Road, Suite B, Kelowna BC.

Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement..

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote by mail. The proxy statement explains more about proxy voting. Please read it carefully.

Sincerely,
/s/ John Ng
John Ng
Corporate Secretary

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of DayStar Technologies, Inc. (“DayStar” or the “Company”), which will be held beginning at 10:00 a.m. local time on April 22, 2013 at the offices of Daystar Technologies, Inc., 2280 Leckie Road, Suite B, Kelowna, BC for the following purpose:

1.	The election of nine directors of the Company to hold office until the 2013 Annual Meeting of Stockholders;
2.	To ratify the selection by the Audit Committee of the Company’s Board of Directors of Hein & Associates LLP as independent auditors of the Company for its fiscal year ending December 31, 2012;
3.	To approve the adoption of the proposed amendment to our Articles of Incorporation to alter the name of the Company from DayStar Technologies, Inc. to Daystar Energy, Corp.;
4.	To approve the sale or licensing of the Company’s CIGS technology;
5.	To consider and vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on February 27 2013 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record at the close of business on February 27, 2013, of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof. Stockholders may vote in person or by proxy. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders at the time and place of the Annual Meeting and, during ordinary business hours, for a period of ten days prior to the Annual Meeting at the Company’s principal place of business at 2280 Leckie Road, Suite B, Kelowna, BC. The accompanying form of proxy is solicited by the Board of Directors of the Company.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER. VOTES WILL BE TABULATED BY INSPECTORS OF ELECTION APPOINTED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF LAW.

By order of the Board of Directors,

/s/ John Ng
John Ng
Secretary

PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER.

It is desirable that as many Stockholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is exercised, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN.

2280 Leckie Rd., Suite B
Kelowna, British Columbia V1X 6G6
PROXY STATEMENT
Annual Meeting of Stockholders
To Be Held On April 22, 2013

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of DayStar Technologies, Inc. (“DayStar” or the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. local time on April 22, 2013, at the offices of Daystar Technologies, Inc., 2280 Leckie Road, Suite B, Kelowna, BC, and at any adjournments or postponements thereof. The shares represented by properly completed proxies received prior to the vote will be voted FOR any proposal unless specific instructions to the contrary are given or an abstention from voting is indicated by the stockholder. If no instructions to the contrary are given, and the stockholder has not abstained, shares will be voted FOR

1.	The election of nine directors of the Company to hold office until the 2012 Annual Meeting of Stockholders;
2.	To ratify the selection by the Audit Committee of the Company’s Board of Directors of Hein & Associates LLP as independent auditors of the Company for its fiscal year ending December 31, 2012;
3.	The approval of the adoption of the proposed amendment to our Articles of Incorporation to alter the name of the Company from DayStar Technologies, Inc. to Daystar Energy, Corp.;
4.	To approve the sale of the Company’s CIGS technology;
5.	To consider and vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

The persons named as proxies will use their discretionary authority on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Company by delivering a duly executed proxy bearing a later date, or by the vote of a stockholder cast in person at the Annual Meeting. In addition to solicitation by mail, proxies may be solicited personally, without additional compensation, by the Company’s officers and employees or by internet, electronic mail, telephone, facsimile transmission or express mail. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to their principals. This proxy statement and the accompanying form of proxy are first being sent or given to stockholders on or about March 18, 2013.

VOTING

The Notice of the Annual Meeting, Proxy Statement and Proxy Card are first being sent or given to stockholders of the Company on or about March 18, 2013 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on February 27, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 5,564,336 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Stockholder's directions and, unless contrary directions are given, will be voted for the proposals (each a “Proposal” and collectively the “Proposals”) described herein. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting in person.

The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Assuming a quorum is present at the Annual Meeting, approval of each of the proposals presented herein requires the vote of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting. Votes will be counted by the inspectors of election appointed for the Annual Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares). Abstentions will be treated as shares that are present and entitled to vote for the purposes of determining the presence of a quorum but as unvoted for the purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions from voting will be considered shares present and entitled to vote on the amendment and, since approval of the amendment requires a majority the Company’s voting power, will have the same effect as a vote “AGAINST” the Amendment. If you are the beneficial owner and hold your shares in street name and do not provide your bank, broker or other nominee that holds your shares with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Further, if a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

The Board of Directors of the Company (the “Board”) has adopted and approved each of the Proposals set forth herein and recommends that the Company's Stockholders vote “FOR” each of the Proposals.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of the Company’s Proxy Statement may have been sent to multiple stockholders who share an address. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request. Requests may be made by mail to DayStar Technologies, Inc., 2280 Leckie Rd., Suite B, Kelowna, British Columbia V1X 6G6; by email to marlene@daystartechinc.com; or by telephone: 778-484-5159. Any stockholder who would like to receive separate copies of the Proxy Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may so designate on their proxy card at the time of voting. The stockholder can also contact the Company directly at 778-484-5159. If you have any questions about any of the proposals to be presented at the Annual Meeting or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact: Karla Kuchma at 778-484-5159.

PROXY MATERIALS

This Proxy Statement as well as the Company’s 2011 Form 10-K are available on our website at www.daystartechinc.com. Instead of receiving paper copies of next year’s Proxy Statement in the mail, stockholders can elect to receive an e-mail message that will provide a link to these documents on the website. DayStar’s stockholders who have enrolled in the electronic proxy delivery service previously will receive their materials online this year. Stockholders of record may enroll in the electronic proxy and Annual Report access service for future annual meetings by registering online at www.computershare.com. Beneficial or “street name” stockholders who wish to enroll in electronic access service may do so at www.proxyvote.com.

PROXY MATERIALS

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first mailed to the Shareholders on or about March 18, 2013.

The date of this Proxy Statement is March 18, 2013.

PROPOSAL NO. 1
THE ELECTION OF NINE DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL
THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Nine directors are to be elected to the Company’s Board of Directors at the Annual Meeting to hold office until the next annual meeting or until their successors are elected. Assuming a quorum is present, the nine nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below.

If a nominee is unable or unwilling to serve as a director at the date of the Annual Meeting, or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee designated by Peter A. Lacey and Daniel Germain, the proxy holders named on the enclosed proxy card or by the current Board of Directors to fill such vacancy, or for the other nominees named without nomination of a substitute, or the number of directors may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected a director. All nominees have been nominated by the Nominating and Governance Committee of the Company’s Board of Directors. There were no stockholder nominations for directors.

Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees:

				Expiration of
			Director	Current
Name	Age	Positions	Since	Term
Peter A. Lacey	55	Chairman and Interim Chief Executive Officer	2012	2013
Daniel Germain(1)(2)(3)	48	Director	2012	2013
Ruben Dos Reis (1)(2)(3)	44	Director	2012	2013
Garry Yost(3)	59	Director	2012	2013
Denis Mimeault(1)(2)	55	Director	2012	2013
William Richardson	65	Director	2012	2013
Michael Matvieshen	49	Director	-	-
Stephane Bertrand	50	Director	2012	2013
Eliezer (Moodi) Sandberg	50	Director	2013	2014

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nomination and Governance Committee

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information as of February 27, 2013 concerning the directors and officers. The biographies of each of the director nominees below contain information regarding the individual’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company. All currently held director positions are subject to annual shareholder election.

Our Corporate Governance Guidelines contain Board membership qualifications that apply to Board nominees recommended by the Nomination and Governance Committee (the “Governance Committee”). The Governance Committee strives for a mix of skills, experience and perspectives that will help create an outstanding, dynamic and effective Board to represent the interests of the stockholders. In selecting nominees, the Governance Committee assesses the independence, character and acumen of candidates and endeavors to collectively establish areas of core competency of the Board, including, among others, industry knowledge and experience, management, accounting and finance expertise, and demonstrated business judgment, leadership and strategic vision. As described above, the Governance Committee and the Board value a diversity of backgrounds, experience, perspectives and leadership in different fields when identifying Board nominees.

The Board concluded that each nominee should serve as a director based on the specific experience and attributes listed below.

Peter A. Lacey. Mr. Lacey has served as our Chairman of the Board since October 2009 and was appointed President and Interim Chief Executive Officer in February 2012. Mr. Lacey had been the President, Chief Executive Officer and Director of Cervus Equipment Coporation since May 2003 and on January 17, 2012, Cervus announced that Graham Drake, Vice President of Operations of Cervus' Agricultural Division, would succeed Peter Lacey as President and CEO, effective at the Company's Annual General Meeting in April 2012. Actively involved in succession planning for more than two years to ensure a smooth transition and strategic continuity, both Peter and Graham share a common vision for Cervus' future. Cervus Equipment Corporation, which had over $450 million in revenue in 2010 is listed on the Toronto Stock Exchange (CVL) and operates 15 agricultural and turf John Deere stores in Alberta, Saskatchewan and British Columbia as well as 5 Bobcat and JCB construction equipment stores in Alberta and 10 material handling equipment branches in Alberta, Saskatchewan and Manitoba. Mr. Lacey is also the President, Chief Executive Officer and a trustee of Proventure Income Fund, a public real estate income trust listed on the Toronto Venture Exchange (PVT.UN) which is in the commercial rental property business providing commercial real estate leases to Cervus and other companies since November 2005. Mr. Lacey was also the Chairman of the Board and Director of Eveready Energy Services, a public company listed on the Toronto Stock Exchange that provides industrial and oilfield maintenance and production services to the energy, resource and industrial sectors since September 2004. Eveready was sold to Clean Harbors Inc. in 2009. Mr. Lacey has also been a member and Chairman of the Red Deer College Board of Governors.

Daniel Germain. Mr. Germain is the founder of Breakfast Clubs of Canada which is a national not-for-profit organization dedicated to providing services and funding to school breakfast programs. This is done through the help of individual and corporate partners all committed to the cause of feeding our children’s future. The Breakfast Clubs of Canada has partnered with Coca Cola, Wal-Mart, Costco, McDonalds and others to feed over 118,000+ needy students every day in Canada. In 1994, with the help of Pratt & Whitney Canada Employee Charitable Fund, Daniel formed the Club des Petits dejeuners du Quebec which has made a noticeable difference to the lives of children. In recognition of Daniels work, he has recently been appointed the Order of Canada, has received the Medal of the Quebec National Assembly, the Meritorious Service Decoration (civil division) from the Governor-General and the Queen Elizabeth 11 Jubilee medal among others.

Denis Mimeault. Mr. Mimeault is the founder and President of Universal Promotions, a promotional product and corporate clothing company based in Quebec with several branches throughout Canada and the United States. What began as a small home-based company in 1987, quickly grew into a national, successful corporation. With a keen desire to reduce his ecological footprint, Mr. Mimeault has revolutionized the industry by implementing ecological production strategies. From updating the headquarters’ power system to replacing the delivery vehicles by electric cars, he has shown great interest in preserving the planet. Mr. Mimeault strongly believes in giving back to the less fortunate. Whether it be neighborhood community organizations or international humanitarian causes, he has always taken time off to do his part. Haiti, Mexico and France are a few of the countries he has visited as part of good-will missions. In 1994, he has strongly contributed to the launch of the “Club des Petits Déjeuners du Québec”, a non-profit organization which offers children in underprivileged areas a nutritious breakfast in an environment that nourishes their self-esteem. Mr. Mimeault is proud to be the first President of this remarkable organization. As shareholder of several companies, Mr. Mimeault is also experienced with global financial systems and stock markets.

Ruben Dos Reis. Mr. Dos Reis is the President and CEO for Exportation Quebec (Groupe Producan, Inc.) since January 2011. For over 34 year Exportation Quebec has specialized in the marketing of industrial vehicles, firefighting and ambulances for the Middle East and North Africa. Prior to Exportation Quebec, Mr. Dos Reis served as Vice President and General Manager for Sperian Protection (acquired by Honeywell in 2010) from 2006 until 2011 where he was responsible for research and development, manufacturing and commercialization of Sperian’s fire product portfolio worldwide. Mr. Dos Reis was also instrumental in the joint venture between Siemens Ag’s COM division and Nokia’s Network Business Group. In 2003, Mr. Dos Reis was appointed the Vice-President of Sales at RhoxalPharma, a subsidiary of Hexal AG that was later acquired by Sandoz/Novartis. Mr. Dos Reis previously held the position of Vice-President of Sales and Marketing at Knurr AG, where he joined in 2001 and was later promoted to President & General Manager for Knurr Canada. Mr. Dos Reis holds a degree in Theoretical Physics from Concordia University and has distinguished executive development from Wharton Business School and Cedep/INSEAD in Fontainebleau France.

Garry Yost. Mr. Yost is the founder and Managing Director of the Australian based company, Eco Energy Solutions (Australia). Mr. Yost has worked globally in the Power Generation, Oil and Gas and Telecommunicaiton industries. In 2001, as owner and managing director of Australian Power Industries, Mr. Yost was successful in growing the company into a $100 million a year communications company specializing in optical fiber and broadband cable rollouts. Mr. Yost was instrumental in building Australia’s largest solar power station in 2009 and is now developing large scale solar and wind projects throughout the South Pacific region. Mr. Yost brings industry experience and contacts that have allowed him to create a “one-stop-shop” methodology to take any project from conception through to design, supply, installation and commissioning.

William Richardson. William Blaine Richardson III was governor of New Mexico from 2003 to 2011. Bill Richardson was born in California but raised mostly in Mexico City. He received his bachelor's (1970) and master's (1971) degrees from Tufts University, then worked on Capitol Hill in Washington, DC. By the end of the 1970s he was a New Mexico resident with political ambitions, and in 1982 he was elected to the U.S. House of Representatives, where he served until 1997. During the administration of President Bill Clinton he served as the U.S. ambassador to the United Nations (1997-98) and as Secretary of Energy (1998-2001). After Clinton's term ended, Richardson lectured, served on corporate boards and worked as a consultant with Kissinger McLarty Associates (headed by Henry Kissinger and former Clinton chief of staff Thomas McLarty). As governor of New Mexico, Richardson became a national figure in the Democratic Party and was one of the most prominent Hispanic politicians in the U.S.. Richardson ran unsuccessfully for president in 2008. That December he was chosen by president-elect Barack Obama to become Secretary of Commerce, but Richardson withdrew his name early in 2009, saying that his administration was being investigated in relation to a company that had done business with New Mexico, and that the investigation would have delayed his confirmation by the U.S. Senate. After two terms as New Mexico's governor, he was succeeded by Susana Martinez.

Michael Matvieshen. Mr. Matvieshen was the founder, Chairman and CEO of Sunlogics PLC. Prior to Sunlogics PLC, he was the founder, President and CEO of EPOD Solar, a solar energy company which built over 50 solar projects in United States, Germany and Canada. Previously he was President of Wolverine Resources Inc., an oil upgrading refine. He has been in the technology development business for the past 15 years. Over the past 27 years he has also been involved in land development and commercial construction worth more than $60 million as an owner/investor.

Stephane Bertrand. Mr Bertrand is the President of SBCG and Executive Director of the International Summit of Cooperatives and the Canadian International Aluminum Conference. Previously, he was Executive Director of the World Energy Congress up until Montreal 2010 and served as Chief of Staff for the Premier of Quebec and subsequently Executive Director of the Quebec Liberal Party. Prior to this, he was Vice President, Planning and Development for the Société financière des Caisses populaires Desjardins. He was also Chief of Staff and Economist, responsible for Press Relations, in the office of the Deputy Minister of Finance and Privatization and the office of the Minister of Cultural Affairs of Québec. Mr. Bertrand previously held the positions of Director, and subsequently Vice-President, Communications, Public and Government Affairs for Gaz Métro Limited Partnership. As part of his duties, Mr. Bertrand was a member of the company’s Board of Directors where he advised the President and members of the Executive, formulated internal and external corporate communication strategies, and developed and maintained harmonious relations with government officials, the media, and the utility company’s target publics. Since 2007, Mr. Bertrand has carried out various mandates within the energy sector, specifically natural gas, wind power, and small hydroelectric power plants. He has also acted as consultant in negotiations for electric energy supply. He is currently working for the mining industry (lithium, alumina, etc), the Aluminum industry (AAC and Alouette), WADE (World Alliance of Decentralize Energy) and le Mouvement Desjardins. Mr. Bertrand presently chairs Usine C, a Montreal based theatre, and is Chairman of the Board for the Public Relations and Communication Chair for UQAM (University of Québec in Montreal). He is also a member of the Board on the following organizations: Canadian Nature Conservancy; Orbite Aluminae (mining); Canada lithium (mining) and Chiiwedjin Shu (Brookfield’s renewable power subsidiary). In 2011, Mr. Bertrand was nominated “Personality of the Year” of the Pipeline Association. Mr. Bertrand holds a Master’s Degree in Economics from Université de Montréal,

Eliezer ( Moodie) Sandberg. Mr. Sandberg is the World Chairman of Keren-Hayesod- United Israel Appeal (UIA) since October 2010 and was elected to the Israel Parliament Knesset in 1992 as a member of the Tsomet party. During a fourteen-year tenure, in the Israel Parliament, Mr. Sandberg served as the Minister of National Infrastructure, Member of Economic Cabinet, Minister of Science and Technology, Chairman of the Ministerial Committee on Science and Technology ND Deputy Minister of Education, Culture and Sport. Mr. Sandberg has also served on many committees and held various positions in the Israel Government from 1992 through to 2006. Since retiring from the political world in 2006, Mr. Sandberg has served as a director, consultant, and agent for various Israeli and foreign companies. He has also held various public positions, and among them the Chairman of the Ethiopian National Project (ENP) and of the National Innovation Fund of the Republic of Kazakhstan. From 1984 – 1988 , Mr. Sandberg performed his army service as a military prosecutor and achieved the rank of lieutenant in the Israeli army and received his LL.B. from Tel Aviv University in 1984.

Director Compensation

In order to preserve our cash resources, effective July 1, 2009, the Board of Directors agreed to accept restricted stock unit (“RSU”)’s in lieu of cash payments for board and committee meeting fees. Under this arrangement each board member received 5,556 RSUs in lieu of cash fees for the remainder of 2009. Effective January 2011, the compensation arrangement for the board members for 2011 is an option to purchase 25,000 shares of the Company’s common stock and 25,000 RSUs. As was the policy of the previous board, these equity grants are in lieu of cash fees.

The following Director Compensation Table summarizes the compensation of our non-employee directors for services rendered to DayStar during the year ended December 31, 2011:

Director Compensation Table

	Fees Earned or	Stock	Stock Unit	Option
Name	Paid in Cash	Awards(1)	Awards(2)	Awards(3)	Total
Peter A. Lacey	$—	$—	$32,500	$30,998	$63,498
Jonathan W. Fitzgerald	—	—	22,500	30,998	53,498
Richard C. Green, Jr.(4)	—	—	32,500	30,998	63,498
William Steckel	—	—	27,500	30,998	58,498
Kang Sun	—	—	32,500	30,998	63,498

(1)	Represents total fair market value of stock awards on grant date.
(2)	Represents total fair market value of stock unit awards on issuance date.
(3)

Represents fair market value of options granted during the year ended December 31, 2011, calculated using the Black-Scholes option pricing model and related assumptions as disclosed in Note 4, Share Based Compensation, of our financial statements.

(4)	Mr. Green resigned on November 10, 2011.

In addition to the fees listed above, we reimburse the directors for their travel expenses incurred in attending meetings of the Board or its committees, as well as for fees and expenses incurred in attending director education seminars and conferences. The directors do not receive any other compensation or personal benefits.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth certain information regarding the compensation of our named executive officers for services rendered in all capacities to DayStar during the year ended December 31, 2011.

Summary Compensation Table

								Non-
								Stock
								Incentive	All
				Stock		Option		Plan	Other
			Salary	Awards		Awards		Comp.	Comp.
Name and Principal Position	Year		($)	($)		($)		($)	($)		Total ($)
Magnus Ryde	2011	$		$200,000	(6)	$—		$—	$—		$200,000
CEO (5)	2010		$165,644	$49,424	(1)	$1,540,335	(3)	$—	$8,757	(4)	$1,764,160
Peter Lacey	2011		$—	$—		$—		$—	$—		$—
CEO (6)
Chris Lail	2011		$—	$132,206		$31,160		$—	$—		$163,366
CFO (7)
Robert E. Weiss	2011		$—	$132,206	(2)	$31,160		$—	$—		$163,366
Chief Technology Officer	2010		$199,233	$398,999	(1)	$—		$—	$1,735	(4)	$599,967
Patrick J. Forkin III	2011		$—	$135,000	(1)	$—		$—	$—		$135,000
Sr. VP Corp Dev. & Strategy	2010		$134,467	$231,905	(1)	$—		$—	$6,329	(4)	$431,083

(1)

Represents the total fair market value on the date of grant, of restricted stock units granted during the year ended December 31, 2009 that vested on June 30, 2010, as well as restricted stock units issued pursuant to a compensation restructuring under which the officer elected to receive a portion of his total base compensation in equity in lieu of cash. Amounts listed do not represent the actual current fair value of the shares granted.

(2)	Represents the total fair market value on the date of grant, of restricted stock units granted during the year ended December 31, 2011. These restricted stock units vested on April 1, 2011.
(3)

Represents fair market value of options granted during the year ended December 31, 2010, calculated using the Black-Scholes option pricing model and related assumptions as disclosed in Note 4, Share Based Compensation, of our financial statements.

(4)	All other compensation for 2010 consists of medical premiums paid by us.
(5)	Mr. Ryde resigned on February 28, 2011 and received a severance settlement of $200,000 in common shares of the Company.
(6)	Mr. Lacey was interim CEO on February 28, 2011. Mr. Lacey did not receive any compensation during the year ended December 31, 2011.
(7)	Mr. Lail was appointed CFO effective January 21, 2011.

Employment Agreements

Each executive officer serves at the discretion of our board of directors. We have entered into employment contracts with certain of our executive officers with initial terms of three-years. The agreements automatically extend for subsequent one-year periods on the anniversary date unless either party gives the other 90 days written notice prior to the anniversary date of the intent not to renew the agreement. Under the employment agreement, the executive officer is entitled to participate in an annual bonus and management incentive program and to benefits offered to other similarly situated employees as established by the Board from time to time.

Payments Upon Termination or Change in Control

The named executive officer may terminate his employment agreement for “good reason”. We may terminate the agreement at any time for “cause” or in the event of the named executive officer’s disability or death. If we terminate for “cause”, the named executive officer’s obligations cease after a specific termination procedure process. If we terminate “without cause” or the named executive officer terminates for “good reason”, the named executive officer is entitled to one year base salary, the amount of incentive compensation paid in the prior year under the applicable incentive program, and vesting of restricted stock, warrants, or options that would vest over the 12 months immediately following the cessation of employment. In the event that the agreement is terminated because of death, all obligations to the named executive officer immediately cease, except for benefits accrued to date. In the event of disability preventing the named executive officer from substantially performing his duties, we may terminate for “cause.”

If the named executive officer’s contract is terminated after a “change in control”, the named executive officer is entitled to a multiple of base salary, plus the target amount of incentive pay under the management incentive program. In addition, all unvested warrants, options or restricted stock then held by executive, if any, shall vest automatically on the termination of executive’s employment. Mr. Weiss’s multiple is 2.0. A “change in control”, as defined, includes (a) a consolidation or merger in which the Company is not the continuing or surviving corporation, (b) a recapitalization in which any person becomes the 50% owner and 50% of the membership of the board of directors changes commensurate with the transaction, (c) any transaction in which substantially all the assets of the corporation are to be liquidated, and (d) any person becoming the beneficial owner of more than 50% of our voting power. The agreement contains an eighteen month non-solicitation provision that restricts the named executive officer from directly or indirectly soliciting our current employees or key suppliers to engage in a business relationship with any person or entity that engages in or plans to engage in the design, development, invention, implementation, application, manufacture, production, marketing, sale or license of any product or service in the direct competition with the Company’s products or services. For purposes of the agreement, our products or services are defined as CIGS-based PV products manufactured by a continuous process and/or on a flexible media.

Under the agreement the parties are compelled to engage in Arbitration to resolve any disputes.

The following table sets forth information concerning the outstanding equity awards granted to the named executive officers at December 31, 2011.

Outstanding Equity Awards at Fiscal Year End Table

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($/Sh)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($)(1)
	Exercisable	Unexercisable
Magnus Ryde	333,333		3.60	2-16-2020		—		—
Chris Lail	75,000	25,000	1.55	1-21-2021	(2)	25,000	(4)	38,750
Robert E. Weiss	23,334	—	31.86	4-7-2018		—		—
	22,223	—	44.46	10-4-2017		—		—
	361	—	78.93	6-19-2016		—		—
	75,000	25,000	1.55	1-21-2021	(2)	25,000	(4)	38,750
Patrick J. Forkin III	13,889	—	7.92	11-21-2018		—		—
	16,667	—	25.20	9-22-2018		—		—

(1)	Based on closing price of DayStar’s common stock on December 31, 2011 of $1.54.
(2)	Stock options vest at a rate of 1/12 of the grant per month beginning on January 21, 2011.
(4)	Restricted stock award vests at a rate of 1/12 of the grant each month commencing January 21, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2011 the Company entered into a series of bridge financings in which certain directors, officers, and shareholders that beneficially owned greater than 5% of the Company’s outstanding common stock (the “Lenders”), provided loans to the Company in exchange for convertible notes and warrants. These notes (the “Notes”) each contain terms of six months, are secured by all assets of the Company, and accrue interest at rates of between 8 – 10% per annum. The Lenders may, at their option at any time prior to payment in full of the Notes, elect to convert all or any part of the entire outstanding principal amount of the Notes plus the accrued interest on the then outstanding balance into shares of the Company’s common stock at the conversion price specified in each of the Notes (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of common stock subsequent to the date of such sale or issuance). If between the date of the Notes and such conversion, the Company issues or sells any shares of capital stock, other than certain excluded securities (a “Future Issuance”), at a per share price below the original conversion price specified in the Notes, then the conversion price of the Notes will be reduced to the price of such Future Issuance.

The warrants issued in connection with these Notes are exercisable upon issuance and entitle the Lenders to purchase shares of common stock at exercise prices ranging from $1.25 – $1.70 per share, as adjusted for standard anti-dilution provisions and are exercisable for a period of 2 – 7 years from their respective issuance dates.

During the year ended December 31, 2011, the Company received the following loan proceeds from directors, officers, and 5% beneficial shareholders.

Principal
Lender	Amount
Peter Lacey(1)	$275,000
Michael Moretti(2)	550,000
$825,000

(1)	Mr. Lacey is Chairman of the Board of Directors for the Company and currently serving as the Company’s Interim Chief Executive Officer.
(2)	Mr. Moretti is a 5% beneficial shareholder.

The following table summarizes the pertinent details of the outstanding notes and warrants as of December 31, 2011 for the directors, officers, and 5% beneficial shareholders.

		Note
		Conversion			Warrant
	Principal	Shares	Conversion		Exercise
Lender	Amount	Issuable	Price	Warrants	Price
Peter Lacey	$3,350,000	14,021,739	$0.23	724,074	$1.25
				250,000	1.00
				288,462	0.52
				2,692,594	$1.70
Michael Moretti	1,300,000	4,565,217	$0.23	833,335	$1.25
				193,550	1.55
				250,000	1.00
				288,462	0.52
William Steckel	30,000	130,435	$0.23	11,112	$1.25
Robert Weiss	50,000	217,319	$0.23	55,556	$1.25
	$4,730,000	18,934,710		5,587,145

It is the Company’s policy to obtain the approval of a majority of its disinterested board members for all financing transactions that may result in the issuance of shares of the Company’s common stock. This policy is documented as part of the Company’s internal control policies and procedures and all approvals of such transactions are evidenced by the minutes of the meetings in which such approvals were obtained. All of the loans described above were approved by the Company’s Board of Directors, with Messrs. Lacey and Steckel abstaining from voting on any transactions between them and the Company.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the election of directors.

The Board of Directors recommends a vote FOR:

Proposal No. 1(a) the election of Peter A. Lacey.

Proposal No. 1(b) Daniel Germain.

Proposal No. 1(c) Denis Mimeault.

Proposal No. 1(d) the election of Ruben Dos Reis.

Proposal No. 1(e) Garry Yost.

Proposal No. 1(f) the election of William Richardson.

Proposal No. 1(g) the election of Michael Matvieshen.

Proposal No. 1(h) the election of Stephane Bertrand.

Proposal No. 1(i) the election of Eliezer (Moodi) Sandberg

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Hein & Associates LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Hein & Associates LLP has audited the Company’s financial statements since 2003. We anticipate that representatives of Hein & Associates LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Neither the Company’s By-laws nor other governing documents or law require stockholder ratification of the selection of Hein & Associates LLP as the Company’s independent auditors. However, the Audit Committee of the Board is submitting the selection of Hein & Associates LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Hein & Associates LLP.

Audit services of Hein & Associates LLP for fiscal 2012 and 2011 consisted of the annual examination of our financial statements and quarterly reviews of the interim financial statements included in our reports on Form 10-Q.

Pre-Approval Policies and Procedures.

The Audit Committee has adopted policies and procedures to pre-approve all services to be performed by Hein & Associates. Specifically the committee’s policy is to pre-approve the use of Hein & Associates for audit services as well as detailed, specific types of services within the categories of audit-related and non-audit services described above, and procedures required to meet certain regulatory requirements. The committee will not approve any service prohibited by regulation and does not anticipate approving any service in addition to the categories described above. In each case, the committee’s policy is to pre-approve a specific annual budget by category which the Company anticipates obtaining from Hein & Associates, and has required management to report the actual fees (versus budgeted fees) to the committee on a periodic basis throughout the year. In addition, any new, unbudgeted engagement for audit services or within one of the other pre-approved categories described above must be pre-approved by the committee or its chair. All of the services described above were approved in advance by the Audit Committee.

Audit and Non-Audit Fees

The aggregate fees billed for professional services rendered by our principal accountants for the audit of the Registrant's annual financial statements and review of the financial statements included in the Registrant's Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2012 and 2011 were approximately $76,058 and $94,805 respectively each year.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Hein & Associates LLP.

The Board of Directors recommends a vote FOR Proposal No. 3 - the ratification of the selection of Hein & Associates LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012.

PROPOSAL NO. 3
APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENT TO OUR ARTICLES
OF INCORPORATION TO ALTER THE NAME OF THE COMPANY FROM DAYSTAR
TECHNOLOGIES, INC. TO DAYSTAR ENERGY CORP.

We are asking our shareholders to approve the proposed amendment to our Articles of Incorporation to alter the name of the Company from “Daystar Technologies, Inc.” to “Daystar Energy Corp.” (the “Name Change”). The Board of Directors believes that it is in the best interests of the Company and all of its shareholders to amend our Articles of Incorporation to alter our name.

If the shareholders approve this proposal, Article I of our Articles of Incorporation would be changed as set forth below:

“The name of the Corporation is DAYSTAR ENERGY CORP.”

Reasons for the Name Change

The Name Change is intended to better reflect the Company’s vision as an energy company as opposed to a technology and manufacturing company. The Board of Directors believes the new name would better align the Company’s branding with its global presence as a vertically integrated renewable energy project developer and infrastructure asset management company.

Effects of the Name Change

If Proposal No. 4 is approved we anticipate that the name change will be effected as soon as possible following the Annual Meeting. The exact timing of the effective date of the Name Change, however, will be determined by our Board of Directors based upon their evaluation as to when such action will be most advantageous to us and our shareholders. The amendment will become effective when the Delaware Department of Licensing and Regulatory Affairs accepts the amendment to our Articles of Incorporation and issues its Certificate of Amendment, as well as the company complying with all other NASDAQ and regulatory requirements. Our Board of Directors reserves the right to delay the effectiveness of the name change for up to 12 months following the date of approval of this Proposal No. 4.

If the Name Change becomes effective, the rights of shareholders holding shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The Name Change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for shareholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change. Non certificated shares currently held in direct registration accounts and any new stock certificates that are issued after the Name Change becomes effective will bear the name “Daystar Energy Corp.”.

Effectiveness of the Name Change

Should the Stockholders vote in favor of the name change, the Company will file a Certificate of Amendment to the Company’s Articles of Incorporation with the Delaware Secretary of State with respect to the Name Change and the name change shall be effected shortly thereafter. Further, once the Name Change is approved, the Company will promptly thereafter change its trading symbol. The Company’s new trading symbol will be determined at the time the Name Change becomes effective.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the adoption of the proposed amendment to our Articles of Incorporation.

The Board of Directors unanimously recommends a vote FOR Proposal No. 4 the approval of the adoption of the proposed amendment to our Articles of Incorporation to alter the Company name to Daystar Energy Corp.

PROPOSAL NO. 4
APPROVAL OF THE SALE OR LICENSING OF THE CIGS TECHNOLOGY

Reasons for the Plan of Sale or Licensing

Due to the new realities of a struggling and highly competitive solar manufacturing industry, the Company’s management and directors concluded it would be prudent to find a buyer or licensor for its thin-film photovoltaic (CIGS) technologies in its current state while diversifying into new businesses. This change in strategy would allow the Company to maintain its technology side but diversify into other parts of the solar industry that are not as difficult to finance and do not have manufacturing risks. For example, a company operating in the engineering, procurement and construction (“EPC”) sector in the solar industry does not require significant capital investments in manufacturing due to the outsourcing of its PV modules while the company delivers its greatest value in the installation and servicing of those modules in accordance with a customer’s unique facility infrastructure. In the Power Generation business, almost all projects require a Power Purchase Agreement (“PPA”) with a state or national government. These PPAs would provide a specified electricity rate for a typical contract period of 15 or more years. With the right economics, these projects can easily be financed due to the fact that the electricity rate and revenue streams are government-backed throughout the contract period, thus, reducing credit risk substantially. In the near term, the Company intends to expand into the EPC and Power Generation businesses through the acquisition of companies. These two lines of businesses will create a strong base for the Company to grow organically as we generate partnerships with major corporations that want to reduce their carbon footprint.

Background on CIGS Technology

Thin film photovoltaic CIGS technologies have the greatest promise for reducing the cost of solar energy. Layers of the semiconductor are deposited along with other layers of material to form a cell that utilize the photovoltaic effect to enable the generation of solar electricity.

DayStar's CIGS solar cells are deposited on low cost glass substrates to form solar photovoltaic modules using "monolithic integration", where individual cells are formed through a series of delineating process scribes. This method of interconnecting cells works best when the substrate is non-conducting such as on glass. Glass flat-plate modules are the preferred form-factor for most of today's market applications.

Groups of modules are assembled together in a circuit, installed in place of a standard window, attached to an inverter which converts DC power to AC, and is then connected to the electrical utility grid.

The benefits of CIGS modules versus conventional silicon based solar panels are:

  CIGS cells require 1/50th to 1/100th of the total raw materials needed for a typical silicon solar cell.

  CIGS solar cells remove the obstacle the solar industry currently faces in the shortage of silicon for wafers.

  CIGS is superior to amorphous Silicon (a-Si) and Cadmium Telluride (CdTe) by achieving higher conversion efficiencies.

  CIGS modules have demonstrated reliable and stable field performance for nearly 20 years.

  CIGS can be manufactured on low cost glass substrate which enables access to the largest PV markets, enables use of existing mounting systems, and is compatible with existing photovoltaic system infrastructure.

Implementation of the Plan of Sale or Licensing

The Company has signed an Asset Purchase Agreement with PacWest Equities Inc. on February 20, 2013 the details of which are as follows:

ASSET PURCHASE AGREEMENT

This asset purchase agreement (the “Agreement”) is entered into as of the fifteenth day of February 20, 2013 by and between:

PacWest Equities, Inc., a Nevada corporation (OTC-PWEI) (the “Buyer”); and

DayStar Technologies, Inc., a Delaware corporation (Nasdaq-DSTI), (the “Seller”).

collectively referred to as the “Parties”.

WHEREAS The Seller has developed a proprietary one-step sputter deposition process and manufactured a commercial scale deposition tool to apply high efficiency thin film copper indium gallium di-selenide (“CIGS”) material over large area glass substrates in a continuous fashion (the “Solar Assets”);

WHEREAS the Parties believe that the Solar Assets, in one step, complete the critical process of applying the CIGS material to the glass substrate and when integrated with commercially available thin film manufacturing equipment for the remaining steps can provide a critically differentiated manufacturing process to produce low-cost monolithically integrated, CIGS-on-glass modules that address the grid-tied, ground-based PV market;

WHEREAS the Buyer desires to purchase, and the Seller desires to sell, transfer and assign to the Buyer all of the tangible and intangible assets, manufacturing techniques and equipment, patents and other proprietary knowledge and marketing plans related to the Seller’s Solar Assets; and

WHEREAS the Parties have considered the factors influencing the value of the Solar Assets and have agreed that the purchase price of the Solar Assets stated below is reasonable.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

2.	The Seller hereby agrees to sell, transfer, assign and deliver the Solar Assets to the Buyer in exchange for:

(i)

Fifty five million shares (55,000,000) of the Buyers common stock par value of $.001 (the “Common Shares”). The Common Shares will be fully paid for and shall represent ten percent (10%) of the fully diluted common shares outstanding of the Buyer after the issuance of the Common Shares to the Seller (the “Seller’s Ownership”). Until such time that the restrictive legend is removed from the Seller’s Common Shares, the Buyer shall issue additional common shares to the Seller if the Seller’s Ownership shall fall below ten percent (10%) of the Buyer’s fully diluted common shares outstanding as to maintain the Seller’s Ownership.

(ii)	Two million seven hundred thousand (2,700,000) shares of the Buyer’s Series B Non- Voting Preferred Shares par value $10.00 (the “Preferred Shares”).

(iii)

The Common Shares and Preferred Shares shall be held in a legal trust account to be determined by the Seller until such time that the Solar Assets have been transferred, delivered and assigned to the Buyer.

3.	The Parties agree that this Agreement is subject to:

(i)	The Buyer amending its Articles of Incorporation to increase its authorized shares to accommodate this transaction; and

(ii)	The approval of the sale of the Solar Assets by the Seller’s stockholders at its next AGM expected to occur on or about April 22, 2013 or as per SEC requirements.

The Parties acknowledge that the Buyer does not currently have sufficient authorized common shares to issue the number of shares provided for in this Agreement. The Buyer agrees to file the appropriate amendment of its Articles of Incorporation with the Secretary of State of Nevada within ten (10) business days upon the approval of sale of the Solar Assets by the Seller’s stockholders at its next AGM.

4.

Until such time that items 3(i) and 3(ii) are satisfied, the Solar Assets shall be held at a location determined by the Buyer. The Buyer shall bear all the risks and expenses of moving and storage of the Solar Assets. If the Seller’s stockholders do not approve this Agreement at the next AGM, the Seller shall continue to assume ownership of the Solar Assets and cost of storage at the location determined by the Buyer. The Buyer agrees not to dissolve, modify or sell the Solar Assets at any time until the Seller has received stockholders’ approval at its next AGM. The Seller may request from the Buyer to observe and inspect the Solar Assets at the storage location determined by the Buyer prior to the AGM.

5.

The Buyer will establish a sinking fund (the “Sinking Fund”) for the purpose of repurchasing the Preferred Shares from the Seller. If the Buyer sells the Solar Assets, the Buyer shall allocate seventy percent (70%) of the proceeds of sale towards the repurchase of the Preferred Shares from the Seller at par value. If the Buyer generates revenue from the use of the Solar Assets, the Buyer shall transfer to the Sinking Fund, no later than thirty (30) days of receipt, two percent (2%) of the gross revenues realized from any use of the Solar Assets, either directly or indirectly, or from any licensing agreement or other such agreement pertaining to the Solar Assets.

6.

The Buyer hereby represents and warrants to the Seller that this Agreement shall constitute the legal, valid and binding obligations of the Buyer enforceable against Buyer in accordance with the terms hereof except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium, or other similar laws related to or affecting the enforcement of creditors’ rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

7.	The Seller represents and warrants to Buyer that:

(i)	The Seller is the legal and beneficial owner of the Solar Assets, free and clear of any security interest, mortgage, pledge, encumbrance, lien or any other restriction on transfer.

(ii)

The execution and delivery of this Agreement has been duly and validly authorized by all necessary actions, and shall constitute the legal, valid and binding obligation of the Seller in accordance with the terms hereof except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium, or other similar laws related to or affecting the enforcement of creditors’ rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

8.

Neither the execution or delivery of this Agreement, nor any other instrument or agreement contemplated hereunder does or will constitute a default under any term or provision of (i) any agreement to which the Seller is a party to or by which the Seller or its assets or properties are bound, or (ii) any judgment, decree, order statute, injunction, rule or regulation of a governmental entity applicable to the Seller, or by which the Seller’s or its assets or properties are bound or (iii) result in the creation of any lien or encumbrance against the Seller or any of its assets or properties, other than as provided herein.

9.	The Seller acknowledges that the Buyer is not assuming any liabilities of the Seller, whether or not such liabilities are related to the Solar Assets.

10.

The Parties hereto shall execute and deliver all such documents, provide all such information and take or forbear from taking all such actions as may be necessary or appropriate to effectuate the execution of this Agreement.

11.

This Agreement contains the entire understanding between the parties hereto, and supersedes any prior agreements and understandings between them with respect to the subject matter or this Agreement. Except as otherwise provided herein, this Agreement may not be modified or amended excep0t pursuant to the instrument in writing singed by the Parties. No provision hereof may be waived other than in a written instrument executed by the waiving party.

12.

The Parties hereby represent and warrant that this Agreement has been approved by all necessary corporate action and the persons signing this Agreement have the capacity to sign the Agreement for and on behalf of the Parties.

13.	The Parties agree not to disclose any of the contents of this Agreement to any third party without the express prior written authorization of the Parties.

14.	The Parties agree each party shall be responsible for their own legal costs with respect to this Agreement.

15.	This Agreement shall be binding upon the Parties hereto and their respective successors and assigns, except that this Agreement shall be assignable only as expressly provided herein.

16.

This Agreement shall be construed in accordance with the laws of the State of Nevada applicable to contracts made and performed within the State of Nevada, without regard to principles of conflicts of law.

17.

All notices and other communications under this Agreement, except payment, shall be in writing and shall be sufficiently given if sent to the Buyer or the Seller, as the case may be, by hand delivery, private overnight courier, with acknowledgement of receipt, or by certifies mail return receipt requested, as follows:

If to Seller:	DayStar Technologies Inc.
Unit B 2280 Leckie Road
Kelowna, BC Canada
Attention: John Ng, CFO

If to Buyer:	PacWest Equities Inc.
8145 Signal Ct.
Sacramento, California 95824

Attention: Geoff Bagataleos

or to such other address as any of them, by notice to the others may designate form time to time. Time shall be counted to, or from, as the case may be, the date of such delivery in person, by overnight courier or five (5) days after such mailing.

18.

This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages or signature pages delivered by electronic transmission in portable document format (pdf), all of which taken together will constitute on and the same agreement.

IN WITNESS HEREOF, the Buyer and the Seller have caused this Agreement to be duly executed and delivered as of the date first above written.

THE SELLER;
DayStar Technologies, Inc.

By: __________________________
John Ng, CFO

THE BUYER;
PacWest Equities, Inc.

By: _________________________
Geoff Bagatelos, President

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the sale or licensing of the CIGS technology and authorize the Board of Directors sole discretion to set the terms of such sale or licensing.

The board of directors recommends that shareholders approve and vote FOR Proposal No. 6, the sale or licensing of the CGIS technology.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

If a stockholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2012 Annual Meeting of Stockholders, the proposal must 1) comply with stockholder eligibility and other requirements of the Securities and Exchange Commission’s rules governing the proposal; and 2) be received by the Company’s Secretary at the Company’s principal executive offices at 2280 Leckie Road, Suite B, Kelowna, BC V1X 6G6 in compliance with the Company’s Amended and Restated By-laws as they are in effect prior to the Annual Meeting. For a stockholder proposal to be timely, a stockholder must cause notice of such proposal be delivered to the Company’s secretary at the principal executive offices of the Company not later than the close of business on April 18, 2013.

Any stockholder wishing to communicate with the Board of Directors, or one or more members, may do so by addressing his, her or its written correspondence to DayStar Technologies, Inc., Board of Directors, c/o Secretary, 2280 Leckie Road, Kelowna, BC V1X 6G6. The Company’s Secretary will promptly forward all such communications to the specified addressees.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2012, the Board of Directors held 8 meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he or she was eligible to attend. The Board of Directors does not currently have a policy with regard to the attendance of board members at its Annual Meeting of stockholders.

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee.

Audit Committee

The Audit Committee currently consists of Ruben Dos Reis, Daniel Germain and Denis Mimeault. All of the Audit Committee members are currently independent, as defined under the audit committee structure and membership requirement rules applicable to companies listed on the NASDAQ Capital Market. The function of the Audit Committee is to review the performance of and to appoint the Company’s independent public accountants, to review and approve the scope and proposed cost of the yearly audit, to review the financial information provided to stockholders and others, to review the Company’s internal controls, and to consult with and review recommendations made by the Company’s independent public accountants with respect to financial statements, financial records and internal controls, and to make such other recommendations to the Board of Directors as it deems appropriate from time to time.

Compensation Committee

The Compensation Committee currently consists of Ruben Dos Reis, Daniel Germain and Denis Mimeault. The Compensation Committee considers recommendations of the Company’s management regarding the compensation of the senior executives of the Company, considers management’s proposals regarding stock incentive grants and administers the Company’s equity incentive plans. We have engaged the services of an outside advisor to determine the proper mix of cash and equity-based compensation.

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of Daniel Germain, Garry Yost and Ruben Dos Reis. The function of the Nominating and Governance Committee is (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the specific needs of the Company and the Board; (b) ascertaining whether such candidates are “Independent” to the extent required by applicable National Association of Securities Dealers, Inc. (“NASD”) and Securities and Exchange Commission (the “Commission”) regulations; (c) identifying, interviewing, and certifying qualified candidates as potential Board members; (d) proposing nominees for election by the stockholders at the Annual Meeting of Stockholders to the Board; (e) proposing prospective director candidates in the event a vacancy exists or occurs on the Board or upon the occurrence of a change in Board composition requirements to the Board; (f) reviewing, evaluating, interviewing, and certifying candidates nominated by stockholders for election to the Board; (g) notifying stockholders of the source of candidates proposed for the Board; (h) reviewing the conduct of Board meetings and the adequacy and timeliness of information provided to Board members for meetings; (i) developing plans regarding the size and composition of the Board and its committees; (j) evaluating Board performance; (k) reviewing and assessing management succession plans for the Board; (l) advising, developing and recommending to the Board a set of corporate governance policies and principles applicable to the Company and reviewing established corporate governance guidelines of the Board at least annually and monitoring and making recommendations to the Board with respect to the corporate governance principles applicable to the Company; (m) assisting the Board in implementing those practices; (n) overseeing the evaluation of the management of the Company; and (o) such other functions as the Board may from time to time assign to the Nominating and Governance Committee. In performing its duties, the Nominating and Governance Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

Board Leadership Structure and Role in Risk Oversight

Currently the Company’s Chairman of the Board is held by Mr. Peter A. Lacey, who also serves as Interim Chief Executive Officer of the Company. The Board has determined that Mr. Lacey should lead the Board of Directors as Chairman because of Mr. Lacey’s experience as an entrepreneur, executive officer and director in various companies provides needed skills to the Company. Our Board of Directors’ involvement in risk oversight includes regularly receiving information from Company management intended to apprise the Board of the areas of material risk, including strategic, operational, commercial, financial, legal, and compliance risks. In addition, the Audit Committee is responsible for discussing and reviewing financial information and the Company’s internal controls with management and the Company’s independent public accountants.

Stockholder Nominations for Directors

A stockholder wishing to nominate a candidate for election to the Company’s Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to the Company’s Secretary at the Company’s principal executive offices. The submission must be received at the Company’s principal executive offices within the timeframe set forth above in “Stockholder Proposals and Communications”.

In order to be valid, a stockholder’s notice to the Secretary must set forth (i) the name and address of the stockholder, as they appear on the Company’s books, as well as the stockholder’s business address and telephone number and residence address and telephone number; (ii) the class and number of shares of the Company which are beneficially owned by the nominating stockholder; (iii) the name, age, business address and residence address of each nominee proposed in the notice; (iv) any relationship of the nominating stockholder to the proposed nominee; (v) the principal occupation or employment of the nominee; (vi) the class and number of shares of the Company stock beneficially owned by the nominee, if any; (vii) a description of all arrangements or understandings between the stockholder and each nominee and any other persons pursuant to which the stockholder is making the nomination; and (viii) any other information required to be disclosed in solicitations of proxies for election of directors or information otherwise required pursuant to Regulation 14A under the ‘34 Act, as amended, relating to any person that the stockholder proposes to nominate for election as a director, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

EXECUTIVE OFFICERS

The executive officers of DayStar (all of whom serve at the pleasure of the Board of Directors), their ages, and the position or office held by each, are as follows:

Name	Age	Position(s)
Peter A. Lacey	55	Interim Chief Executive Officer
John Ng	41	Chief Financial Officer
Mark Roseborough	59	President

Biographical information for our Interim Chief Executive Officer, Peter A. Lacey, is contained in the section captioned “Directors” in Proposal 1 of this proxy statement.

John Ng, Chief Financial Officer, joined the Company in November 2012. Mr. Ng is a Certified Public Accountant in the USA and a Chartered Accountant in Canada and brings over 20 years of experience in corporate finance, capital markets, and strategic initiatives. Prior to joining the Company, Mr. Ng was Chief Financial Officer of Tenth Power Technologies Corp. (“Tenth Power”), a Canadian IT security company listed on the TSX Venture Exchange, from September 2010. Prior to joining Tenth Power, Mr. Ng was Chief Financial Officer of Schneider Power Inc. (“Schneider Power”), a Canadian renewable energy developer, since June 2008 and played a key role in Schneider Power’s successful IPO in the TSX Venture Exchange in 2008, and its subsequent takeover in April 2010 by Quantum Fuel Systems Technologies Worldwide Inc., a U.S. fuel technologies company (NASDAQ-QTWW). Prior to joining Schneider Power, Mr. Ng was Chief Financial Officer of Telehop Communications Inc., a Canadian long-distance telecommunications carrier listed on the TSX Venture Exchange, from April 2006.

Mark Roseborough, President, joined the Company in August 2012. Prior to joining the Company, Mr. Roseborough held the position as a Start-up Lead Executive for a $1.2 billion semiconductor plant owned by Hemlock Semiconductor Group, in the Tennessee, USA. Mr. Roseborough was a director of EPOD Solar Inc. from October 10, 2007 to January 8, 2010. He also held management positions with EPOD Solar from 2003 and was promoted to Vice-President and held that position from June 30, 2008 until July 30, 2009. From 1992 to 2003, Mr. Roseborough worked at Belkorp Industries Inc. where he was Vice-President of Manufacturing having direct responsibility for the operations of three pulp and paper mills and one small oil refinery. These operations had approximately 350 employees and $300 million in revenues. From November 1999 to 2003, he also held the position as President and Chief Executive Officer of Bluewater Fiber in Port Huron, Michigan (on behalf of owner Merrill Lynch) which was a large recycle pulp mill.

PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information, as of February 27, 2013, with respect to the beneficial ownership of our common stock by each person who is known to us to be the beneficial owner of more than five percent of our outstanding common stock by each nominee for director, by the named executive officers, and by all directors and executive officers as a group. The information contained in this beneficial ownership table for five percent stockholders is based on Form 13D, 13G, or other filings with the Commission available through www.sec.gov/edgar as of close of business February 27, 2013. Each person has sole voting power and sole investment power. Ownership percentages are based on 5,564,336 shares outstanding on February 27, 2013.

	Number of
	Shares
	Beneficially
Name of Beneficial Owner(1)	Owned(2)	Percent
Directors and Executive Officers:
John Ng(3)	150,423	2.7%
Peter A. Lacey(4)	4,015,997	72.2%
Mark Roseborough (5)	211,338	3.8%
Denis Mimeault(6)	120,000	2.2%
Garry Yost(7)	285,714	5.1%
All directors and executive officers as a group (5 persons)	4,783,472	86.0%
5% Stockholders:
Michael Moretti(8)	1,697,309	30.5%
Robert E. Weiss (9)	483,104	8.7%
Chris Lail (10)	228,555	4.1%

(1)	Except as otherwise indicated, each officer and director can be reached at DayStar Technologies, Inc., 2280 Leckie Road, Unit B, Kelowna, British Columbia, Canada V1X 6G6.
(2)

The inclusion herein of any share of common stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to convertible notes and warrants, stock options, and restricted common stock subject to a right of repurchase by our company relates to notes convertible into shares of our common stock, stock options and warrants exercisable or that will become exercisable within 60 days of February 27, 2013 and restricted common stock that will vest within 60 days of February 27, 2013.

(3)	Includes 34,000 vested restricted stock units.
(4)

Includes 3,251,878 shares of common stock issuable upon conversion of secured convertible promissory notes including accrued interest between Mr. Lacey and our company, and vested warrants to purchase 565,021 shares of common stock.

(5)	Includes 116,667 vested restricted stock units.
(6)	Includes 120,000 in restricted shares.
(7)	Includes 285,714 in restricted shares.
(8)

Includes 1,280,829 shares of common stock issuable upon conversion of secured convertible promissory notes including accrued interest between Mr. Moretti and our company, and vested warrants to purchase 416,480 shares of common stock.

(9)

Includes 434,783 shares of common stock issuable upon conversion of a secured convertible promissory note between Mr. Weiss and our company, vested warrants to purchase 7,937 shares of common stock, vested options to purchase 120,918 shares of common stock and 37,607 vested restricted stock units.

(10)	Includes 186,366 shares of common stock issuable upon conversion of a secured convertible promissory note between Mr. Lail and our company.

CODE OF ETHICS

We have adopted a code of ethics that is applicable to our officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics can be found under the heading “Ethics Policy” on our website at www.daystartech.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than ten percent beneficial owners are required by Commission regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such forms received and written representations from reporting persons required to file reports under Section 16(a), to the Company’s knowledge all of the Section 16(a) filing requirements applicable to such persons with respect to fiscal 2012 were complied with.

OTHER BUSINESS

Management knows of no other matters that will be presented for action at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented at the meeting.

All expenses incurred in connection with this solicitation of proxies will be borne by the Company.

It is important that your shares be represented at the Annual Meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to mark, sign and date the enclosed proxy and promptly return it in the enclosed envelope.

By order of the Board of Directors,
/s/ John Ng
John Ng
Chief Financial Officer and Secretary

PROXY
DayStar Technologies, Inc.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
April 22, 2013

Solicited on Behalf of the Board of Directors of the Company PROXY

The undersigned hereby appoints Peter lacey and John Ng as proxies, each with full power of substitution, to vote all of the Common Stock that the undersigned is entitled to vote at the Annual General Meeting of Stockholders of DayStar Technologies, Inc. to be held on April 22, 2013 beginning at 10:00 a.m. local time and at any adjournments or postponements thereof:

1(a). APPROVE THE ELECTION OF PETER A. LACEY TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

1(b). APPROVE THE ELECTION OF DANIEL GERMAIN TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

1(c). APPROVE THE ELECTION OF DENIS MIMEAULT HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

1(d). APPROVE THE ELECTION OF RUBEN DOS REIS TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

1(e). APPROVE THE ELECTION OF GARY YOST TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

1(f). APPROVE THE ELECTION OF WILLIAM RICHARDSON TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

1(g). APPROVE THE ELECTION OF MICHAEL MATVIESHEN TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

1(h). APPROVE THE ELECTION OF STEPHANE BERTRAND TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

1(i). APPROVE THE ELECTION OF ELIEZER (MOODI) SANDBERG TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS:

[_] FOR	[_] AGAINST	[_] ABSTAIN

2. RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF THE COMPANY’S BOARD OF DIRECTORS OF HEIN & ASSOCIATES LLP AS INDEPENDENT AUDITORS OF THE COMPANY

[_] FOR	[_] AGAINST	[_] ABSTAIN

3. APPROVE THE ADOPTION OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO ALTER THE NAME OF THE COMPANY FROM DAYSTAR TECHNOLOGIES, INC. TO DAYSTAR ENERGY CORP.

[_] FOR	[_] AGAINST	[_] ABSTAIN

4. APPROVE THE SALE OR LICENSING OF THE COMPANY’S CIGS TECHNOLOGY ON TERMS TO BE DETERMINED BY THE BOARD OF DIRECTORS, AT ITS SOLE DISCRETION

[_] FOR	[_] AGAINST	[_] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the special meeting, or at any adjournment(s) or postponement(s) thereof.

↑ DETACH PROXY CARD ↑
HERE

Please Detach Here
↑ You Must Detach This Portion of the Proxy Card ↑
Before Returning it in the Enclosed Envelope

DAYSTAR TECHNOLOGIES, INC.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR; FOR RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT AUDITORS; FOR THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO ALTER THE NAME OF THE COMPANY; FOR THE SALE OF THE COMPANY’S CIGS TECHNOLOGY; IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:                           , 2013

Signature or Signatures
Please date and sign exactly as your name or names appear below. If more than one name appears, all should sign. Persons signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other official or representative capacity, should also provide full title. If a partnership, please sign in full partnership name by authorized person.
PLEASE VOTE, SIGN, AND RETURN THE ABOVE PROXY.